Exhibit 32.2

CERTIFICATION OF QUARTER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles M. Caporale, Senior Vice President, Finance and Chief Financial Officer of New Horizons Worldwide, Inc. (the “Company”), hereby certify that:

(1) The Company’s report on Form 10-Q for the quarter ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 25, 2007

/s/ Charles M. Caporale
Name: Charles M. Caporale
Title: Senior Vice President and Chief Financial Officer